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                                   EXHIBIT 10
                         Independent Auditors' Consent
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INDEPENDENT AUDITORS' CONSENT

SIFE Trust Fund:

We consent to (a) the incorporation by reference in this Post-Effective Amendment No. 48 to Registration Statement No. 2-17277 of the SIFE Trust Fund (the "Trust") on Form N-1A of our report dated January 31, 2000 appearing in the Trust's 1999 Annual Report to Shareholders incorporated by reference in the Statement of Additional Information ("SAI"), which is part of such Registration Statement, (b) the reference to us under the heading "Investment Advisory & Other Services - Independent Accountants" in the SAI, and (c) the reference to us under the heading "Financial Highlights" in the Prospectus, which is a part of such Registration Statement.


/s/ Deloitte & Touche

San Francisco, California
April 28, 2000